Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Fenglin Wang, Chairman, President, Chief Executive Officer and Interim Chief Financial Officer of DLD Group, Inc. (the “Company”), hereby certify, that:

1. The Annually Report on Form 10-K for the year ended December 31, 2014 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2015	By:/s/ Fenglin Wang
Fenglin Wang
Chairman, President, Chief Executive Officer and Interim Chief Financial Officer